THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/company symbol/ -- QUICK *** EASY *** IMMEDIATE

o  Use the Internet to vote your proxy 24 hours a day, 7 days a week.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Arcadia Financial Ltd., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             PLEASE DETACH HERE

-------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.


THE UNDERSIGNED SHAREHOLDER(S) OF ARCADIA FINANCIAL LTD. (THE
"COMPANY") HEREBY APPOINT(S) JAMES D. ATKINSON, III AND JOHN A. WITHAM (COLLECTIVELY, THE "PROXIES"), AND EACH OR EITHER OF THEM, THE TRUE AND LAWFUL AGENTS AND ATTORNEYS-IN-FACT FOR THE UNDERSIGNED, WITH POWER OF SUBSTITUTION AND TO VOTE ALL OF THE SHARES OF STOCK IN THE COMPANY THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE WALDORF-ASTORIA HOTEL, 301 PARK AVENUE, NEW YORK, NEW YORK ON MARCH 31, 2000 AT 10:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, AS INSTRUCTED BELOW:

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 12, 1999 (THE "MERGER AGREEMENT"), AMONG ASSOCIATES FIRST CAPITAL CORPORATION ("ASSOCIATES"), AFCC NEWCO, INC., A WHOLLY OWNED SUBSIDIARY OF ASSOCIATES, AND THE COMPANY, AND THE MERGER OF AFCC NEWCO, INC. INTO THE COMPANY PURSUANT TO THE MERGER AGREEMENT.

     / / For              / / Against              / / Abstain


2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.


     / / For              / / Against              / / Abstain


WHEN PROPERLY EXECUTED, THE PROXY WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW. YOU NEED NOT MARK ANY BOXES. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE "FOR" PROPOSAL 1 AND IN THEIR DISCRETION FOR ANY OTHER MATTERS COMING BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.


                              Date________________________________________


                              Signature___________________________________

                              Please date and sign exactly as your name appears on the envelope in which this was mailed. If shares are held jointly, each shareholder should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If the shareholder is a corporation, please sign the full corporate name by an authorized officer. If the shareholder is a partnership, please sign full partnership name by an authorized person.

                               ARCADIA FINANCIAL LTD.

                          PROXY SOLICITED BY THE BOARD OF
                         DIRECTORS FOR THE SPECIAL MEETING
                                 OF SHAREHOLDERS

                                  MARCH 31, 2000












ARCADIA FINANCIAL LTD.
7825 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MN 55439-2444                   PROXY

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 31, 2000.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, AND 2.








                         See reverse for voting instructions.